FOURTH AMENDMENT TO
                      SECOND AMENDED AND RESTATED AGREEMENT

      This Fourth Amendment to Second Amended and Restated Agreement ("Amendment") is entered into as of February 10, 2004, in Santa Ana, California by and between Enviro Investment Group, LLC, a Nevada limited liability company ("EIG") and VitroCo Incorporated, a Nevada corporation ("VitroCo"), assignee from Hi-Tech Environmental Products, LLC, a Nevada limited liability company ("Hi-Tech") and amends that certain Second Amended and Restated Agreement dated as of March 16, 2001, as amended by a First Amendment dated December 31, 2001, a Second Amendment dated December 31, 2002 and a Third Amendment dated February 2, 2004 ("Agreement"). Capitalized terms which are not defined herein are used as they are defined in the Agreement. In the case of any conflict between this Amendment and the Agreement, the terms of the Amendment shall control.

      1. For the calendar year 2004, EIG hereby waives the obligation of VitroCo to purchase Mineral in amounts at least equal to the Minimum Requirements, as provided in paragraph 4 of the Third Amendment (i.e., the purchase by VitroCo of Mineral in amounts at least equal to the Minimum Requirements due February 29, 2004, June 30, 2004, September 30, 2004 and December 15, 2004). The foregoing waiver shall not affect VitroCo's obligations to pay for any Mineral actually purchased by VitroCo, as provided in the Agreement. The obligation of VitroCo to Mineral in amounts at least equal to the Minimum Requirements for periods after calendar year 2004 remains in full force and effect. Any Mineral actually purchased by Hi-Tech from EIG prior to February 3, 2004 shall not apply to the purchase by VitroCo of Minerals in amounts at least equal to the Minimum Requirements due December 1, 2005.

      2. Except as provided herein, the Agreement remains unmodified and in full force and effect.

      In witness whereof, this Amendment was executed as of the date first written above.

EIG:                                        VITROCO:

ENVIRO INVESTMENT GROUP, LLC,               VITROCO INCORPORATED,
a Nevada limited liability company          a Nevada corporation

By:      Jess Rae Booth                     By:      Jess Rae Booth
Its:     Chairman/Manager                   Its:     CEO and President

                                            By:      Kristin Johnston
                                            Its:     Secretary

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

                               THIRD AMENDMENT TO
                      SECOND AMENDED AND RESTATED AGREEMENT

      This Third Amendment to Second Amended and Restated Agreement ("Amendment") is entered into as of February 3, 2004, in Santa Ana, California by and between Enviro Investment Group, LLC, a Nevada limited liability company ("EIG") and Hi-Tech Environmental Products, LLC, a Nevada limited liability company ("Hi-Tech") and amends that certain Second Amended and Restated Agreement dated as of March 16, 2001, as amended by a First Amendment dated December 31, 2001 and a Second Amendment dated December 31, 2002 ("Agreement"). Capitalized terms which are not defined herein are used as they are defined in the Agreement. In the case of any conflict between this Amendment and the Agreement, the terms of the Amendment shall control.

      1. Paragraph 2 of the Agreement is hereby amended to read as follows:

            "Term. This Agreement, and Hi-Tech's right to purchase Mineral hereunder, shall expire on March 31, 2017. If for any reason EIG is successful in extending the term of its underlying agreement with the fee owner of the Property, then Hi-Tech shall have the right, but not the obligation, to extend the term of this Agreement for a similar period of time."

      2. A new paragraph 13 is hereby added to the Agreement to read as follows:

            "Right to Assign. EIG shall have the right to assign all of its rights and obligations under this Agreement without the approval of Hi-Tech. Hi-Tech shall have the right to assign its rights and obligations under this Agreement to any Affiliate without the approval of EIG. Any assignment which is not to an Affiliate shall be subject to the approval of EIG, which may be withheld in EIG's reasonable discretion. For purposes of this Agreement, The term "Affiliate" shall mean: any person or entity which, directly or indirectly, through one or more intermediaries, controls the contracting party or is controlled by the contracting party or is under common control with persons who control the contracting party. The term control, as used herein, means the possession, direct or indirect, of the power to (i) vote 51% or more of the outstanding voting securities of such person or entity; or (ii) otherwise direct management policies of such person by contract or otherwise. No such assignment shall relieve the assigning party of any liability under this Agreement. Any assignee of Hi-Tech's obligations, whether an Affiliate or otherwise, shall execute such document reasonably required by EIG to confirm that the assignee is assuming all of Hi-Tech's obligations under the Agreement."

      3. A new paragraph 14 is hereby added to the Agreement to read as follows:

            "Non-Competition. Hi-Tech hereby agrees that until such time as seventy five percent (75%) of the Mineral located on the Property is purchased by Hi-Tech from EIG, and EIG receives payment therefore, neither Hi-Tech nor any Affiliate will sell or otherwise distribute any other product into the plastics or paint/coatings industries which is the same or similar to the Mineral. For purposes of this paragraph 14, "same or similar" includes both natural and man-made products which are an amorphous aluminosilicate, or which act in a same or similar fashion to the Mineral (for example, acts in accordance with the information contained in any patent application now existing or filed in the future, whether or not such patent is ever granted), or which Hi-Tech or an Affiliate sells or distributes to distributors or customers in lieu of the Mineral.

            Hi-Tech has pre-existing agreements with Red Rock Canyon Mineral, LLC and Valley Springs Mineral, LLC to mine and market for sale mineral which is substantially the same as the Mineral owned by EIG. Hi-Tech may also enter into similar agreements with other entities for additional mineral properties, provided that the owner(s) of those properties consist of substantially the same individuals who are the members of EIG, Red Rock Canyon Mineral, LLC and/or Valley Springs Mineral, LLC. The foregoing are collective referred to as "Affiliated Mineral Entities". Mining and marketing for sale of Mineral from any Affiliated Mineral Entity shall not be deemed to be a breach of this paragraph 3.

            If Hi-Tech locates properties with additional Mineral which is not owned by Affiliated Mineral Entities (including properties which Hi-Tech may purchase directly), then Hi-Tech shall have the right to mine from those properties only sufficient Mineral to keep mining permits in full force and effect, without being deemed to be in violation of this paragraph 14.

            This paragraph 3 is hereby deemed to amend paragraph 8 of the Agreement."

      4. A new paragraph 15 is hereby added to the Agreement to read as follows:

            "Minimum Requirements - On or before the specific dates set forth below, Hi-Tech shall purchase from EIG at least the following minimum quantities of Mineral. For purposes of the Minimum Requirements, "purchase" shall mean payment actually received by EIG on or before the below-mentioned dates, irrespective of any other provision in the Agreement which provides that Hi-Tech is only obligated to pay EIG upon sale by Hi-Tech of the Mineral and receipt of the purchase price from its customer. If Hi-Tech fails to do so, then Hi-Tech shall be in default under this Agreement, as provided below. Any purchases in excess of the applicable minimums made between respective purchase dates shall be applicable to the next purchase date.

         Purchase Date                        Amount in Pounds
         -------------                        ----------------

         February 29, 2004                        500,000
         June 30, 2004                            250,000
         September 30, 2004                       500,000
         December 15, 2004                        750,000
         December 1, 2005                       7,500,000
         December 1, 2006                      10,000,000
         December 1, 2007                      12,500,000
         December 1, 2008                      15,000,000
         Each December 1 thereafter            ten percent
                                               (10%) in excess
                                               of the prior year's
                                               Minimum Requirement

            Any Mineral actually purchased by Hi-Tech from EIG prior to January 1, 2004 shall not apply to the Minimum Requirements due February 29, 2004.

            Any Mineral purchased from any Affiliated Mineral Entity shall be credited against the Minimum Requirement hereunder."

            Paragraph 6 of the Agreement, which provided for minimum annual payments of $125,000.00, is hereby deleted.

      5. A new paragraph 16 is hereby added to the Agreement to read as follows:

            "Default. Hi-Tech shall be in default under this Agreement ("Event of Default") if any of the following shall occur:

      a. The failure by Hi-Tech to perform any monetary obligation under this Agreement, which failure is not cured within fifteen (15) business days after receipt of written notice from EIG;

      b. The failure by Hi-Tech to perform any non-monetary obligation under this Agreement, which failure is not cured within ten (10) business day after receipt of written notice from EIG, except that if such non-monetary failure cannot be reasonably cured within such ten (10) business day period, Hi-Tech shall not be in default hereunder if it commences to cure such failure within the ten (10) business day period, and thereafter completes such cure with all due diligence;

      c. i) The making by Hi-Tech of any general arrangement or assignment for the benefit of creditors; (ii) Hi-Tech becomes a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of petition filed against Hi-Tech, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Hi-Tech's assets, where possession is not restored to Hi-Tech within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Hi-Tech's assets, where such seizure is not discharged within sixty (60) days;

      d. A breach of the provisions of paragraph 3 above, which shall not be subject to cure by Hi-Tech;

      e. The failure by Hi-Tech to timely purchase the Minimum Requirements provided for in paragraph 4 above, which shall not be subject to cure by Hi-Tech;

      f. A default by Hi-Tech under any of the Agreements with the Affiliated Mining Companies; or

      g. A default by VitroCo Materials, LLC under that certain Royalty Agreement with Hi-Tech being executed concurrently herewith.

            Upon an Event of Default, EIG shall have all rights and remedies available to it at law or in equity, including but not limited to the immediate right to terminate this Agreement. Any sum which is not paid when due shall bear interest at the maximum rate permitted by applicable law. No previous waiver and no failure or delay by EIG in acting with respect to the terms of this Agreement, shall constitute a waiver of any breach, default, or failure of condition under this Agreement. Upon such termination of this Agreement, Hi-Tech shall no longer have the right to mine any Mineral from the Property, nor market for sale any Mineral previously mined from the Property and not yet sold to a distributor or customer.

            Upon an Event of Default and election by EIG to terminate this Agreement, or any other termination of this Agreement, voluntary or involuntary, EIG shall have the right, but not the obligation, to contract with any employee or independent contractor of Hi-Tech, notwithstanding any provision in any employment agreement or independent contractor agreement which would otherwise limit such employee's or independent contractor's right to contract with a competitor of Hi-Tech's. Hi-Tech hereby agrees to automatically waive, without any additional documentation, any non-competition or similar provision in any employment agreement or independent contractor agreement.

            For determining the obligations attendant to a decision by Hi-Tech, or its successors or assigns, to assume this contract pursuant to 11 U.S.C.
Section 365, each and every provision contained in this document shall be deemed non-severable, and this document, together with each of the following documents, shall be deemed integral and non-severable and parts of a single executory contract: (i) the Agreement between Red Rock Canyon Mineral, LLC and Hi-Tech,
(ii) the Agreement between Valley Springs Mineral, LLC and Hi-Tech, and (iii) the Royalty Agreement between Hi-Tech and VitroCo Materials, LLC."

      6. License of Mineral Technology. Concurrently herewith, Hi-Tech hereby grants a present license to EIG, on a non-terminable, world-wide, non-exclusive basis, royalty free and paid up, in perpetuity, all technology, know how and information which relates to the use of the Mineral, whether created before or after the date of this Amendment ("Mineral Technology"). The form of the license agreement is attached hereto as Exhibit A.

      7. A new paragraph 17 is hereby added to the Agreement to read as follows:

            "Indemnity. Hi-Tech represents and warrants that it is fully familiar with the Mineral, that it has, and will continue, to perform research and development relating to the Mineral and its application in various industries. EIG has none of the foregoing expertise. Hi-Tech indemnifies, defends, protects and holds harmless EIG, its manager, members, successors and assigns, from any and all liabilities, losses, claims, demands and expenses (including attorneys' fees, court costs and litigation expenses) arising from Hi-Tech's obligations under this Agreement, the Mineral generally, the mining, milling and sale of the Mineral, and claims from third parties, including but not limited to distributors, purchasers or end users of products containing Mineral (collectively, "Claims"), whether or not such Claims, or any action or inaction which gave rise to a Claim, occurred before or after this Agreement."

      8. A new paragraph 18 is hereby added to the Agreement to read as follows:

            "As is and Where is. HI-TECH ACKNOWLEDGES AND AGREES THAT THE TRANSACTION CONTEMPLATED HEREBY SHALL BE AS IS, WHERE IS WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND WITHOUT ANY EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM REDHIBITORY VICES OR DEFECTS, AND THAT ANY AND ALL INFORMATION THAT HI-TECH HAS RECEIVED OR MAY RECEIVE FROM EIG OR ITS MANAGERS, MEMBERS, OFFICERS, EMPLOYEES, CONSULTANTS OR AGENTS ("EIGS AGENTS") IS AND SHALL BE FURNISHED TO HI-TECH WITHOUT WARRANTY OR REPRESENTATION BY EIG OF ANY KIND, AND FURTHER THAT SUCH INFORMATION HAS AND WILL BE ACCEPTED BY HI-TECH ON THE EXPRESS CONDITION THAT HI-TECH SHALL MAKE ITS OWN INDEPENDENT VERIFICATION OF THE ACCURACY AND COMPLETENESS THEREOF. NEITHER HI-TECH NOR ITS SUCCESSORS OR ASSIGNS SHALL ASSERT OR SEEK TO IMPOSE ANY CLAIM, LIABILITY, OR OBLIGATION ON EIG ARISING OUT OF ANY INACCURACY OR INCOMPLETENESS OF ANY INFORMATION FURNISHED TO HI-TECH BY EIG OR EIG'S AGENTS, AND HI-TECH, ITS SUCCESSORS AND ASSIGNS DO HEREBY RELINQUISH AND WAIVE ALL SUCH CLAIMS, LIABILITIES AND OBLIGATIONS. NO PERSON ACTING ON BEHALF OF EIG IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF HI-TECH ACKNOWLEDGES THAT NO SUCH PERSON HAS MADE, TO HI-TECH ANY REPRESENTATION, WARRANTY, GUARANTEE OR PROMISE, WHETHER ORAL OR WRITTEN, REGARDING THE AGREEMENTS OR ANY MATTERS RELATING TO THE AGREEMENTS OR TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, AND ANY SUCH REPRESENTATION, WARRANTY, GUARANTEE OR PROMISE HERETOFORE OR HEREAFTER MADE BY ANY PERSON WHICH IS NOT CONTAINED HEREIN SHALL NOT BE VALID OR BINDING UPON EIG. HI-TECH ACKNOWLEDGES THAT EIG HAS EXPRESSLY DISCLAIMED AND MADE NO WARRANTIES AS TO

MERCHANTABILITY OF THE UNDERLYING PROPERTIES, THE MINERALTHE MARKETABILITY THEREOF OR ITS SUITABILITY OR FITNESS FOR ANY PARTICULAR USE. HI-TECH REPRESENTS AND WARRANTS TO EIG THAT HI-TECH HAS MADE ITS OWN EXAMINATION, INSPECTION AND INVESTIGATION OF THE UNDERLYING PROPERTY AND THE MINERAL WHICH IS THE SUBJECT MATTER THEREOF, AND ALL MATTERS AS IT DEEMS NECESSARY OR APPROPRIATE. HI-TECH IS ENTERING INTO THIS AGREEMENT BASED UPON THE RESULTS OF SUCH INSPECTIONS AND INVESTIGATIONS AND NOT IN RELIANCE ON ANY STATEMENT, REPRESENTATION OR AGREEMENTS OF EIG NOT CONTAINED IN THIS AGREEMENT. HI-TECH IS PURCHASING THE MINERAL IN ITS "AS IS" AND "WHERE IS" CONDITION AND SUBJECT TO ANY AND ALL DEFECTS."

      9. A new paragraph 19 is hereby added to the Agreement to read as follows:

            "Notice. Any notice which either party may desire to give to the other party must be in writing and may be given by personal delivery, air courier or by mailing the same by registered or certified mail, return receipt requested (or by telecopy or e-mail if followed by one of the foregoing methods), to the party to whom the notice is directed at the address of such party hereinafter set forth, or such other address as the parties may hereafter designate:

                  If to EIG:      Enviro Investment Group
                                  5 Hutton Centre Drive
                                  Suite 700
                                  Santa Ana, CA 92707
                                  Attn:  Mr. Jess Rae Booth, Chairman Manager
                                  Telecopy No. (714) 708-4701

                  If to Hi-Tech   Hi-Tech Environmental Products
                                  5 Hutton Centre Drive
                                  Suite 700
                                  Santa Ana, CA 92707
                                  Attn:  Mr. Jess Rae Booth, President
                                  Telecopy No. (714) 708-4701

      10. A new paragraph 20 is hereby added to the Agreement to read as follows:

            "Insurance. Hi-Tech shall maintain such types and amounts of insurance as are reasonable and customary for the business proposed to be conducted on the Property, and shall name EIG as an additional insured on all such policies."

      11. A new paragraph 20 is hereby added to the Agreement to read as follows:

            "Net Payments. All payments due EIG shall not be reduced by any taxes, whether sales, use, ad valorum or otherwise, fees or other obligations, including royalties to third parties (all of which shall be the obligation of Hi-Tech), other than the payment by EIG's members of income tax which shall be paid by EIG's members.

      12. Paragraph 9 of the Agreement is hereby amended by adding the following at the end thereof:

            "Upon the request of EIG, Hi-Tech agrees to provide an estoppel certificate, stating that this Agreement is unmodified and in full force and effect, whether any defaults exist by either party."

      13. No Other Modifications. Except as provided herein, the Agreement remains unmodified and in full force and effect.

      In witness whereof, this Amendment was executed as of the date first written above.


EIG:                                        HI-TECH:

ENVIRO INVESTMENT GROUP, LLC                HI-TECH ENVIRONMENTAL PRODUCTS, LLC
a Nevada limited liability company          a Nevada limited liability company

By:____________________________             By:_______________________________

         Its:______________________         Its:_________________________

                                    Exhibit A
                                License Agreement